Dean Heller
Secretary of State

STATE OF NEVADA
OFFICE OF THE SECRETARY OF STATE
101 N. CARSON ST., STE. 3
CARSON CITY, NEVADA 89701-4786

Telephone 702.687.5203
Fax 702.687.3471
Web site http://sos.state.nv.us
Filing Fee: $75-

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAY 18 1999
No. C 13672-97
Dean Heller
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment to Articles of Incorporation
For Profit Nevada Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
- Remit in Duplicate -

1. Name of corporation: Europa Resources Inc.

2. The articles have been amended as follows (provide article numbers, if available):
   Article 1 - change the name of the corporation from Europa Resources Inc. to EWRX Internet Systems Inc.
   Article 2 - change the authorized shares of common stock from 50,000,000 to 100,000,000

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: Article 1 - 5,437,200 Article 2 - 5,434,200 over 50%

4. Signatures:

R. Davis
President or Vice President
(acknowledgement required)

[signature]
Secretary or Asst. Secretary
(acknowledgement not required)

State of: BRITISH COLUMBIA
County of: VANCOUVER
This instrument was acknowledged before me on MAY 17, 1999, by RON DAVIS (Name of Person)
as PRESIDENT
as designated to sign this certificate
of EUROPA RESOURCES INC.
(name on behalf of whom instrument was executed)

[signature]
Notary Public Signature

DAVID N. HARRISON
Barrister & Solicitor
HOLMES GREENSLADE
Barristers & Solicitors
1440 - 1066 WEST HASTINGS STREET
VANCOUVER, B.C. V6E 3X1 TEL: (604) 688-7861

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.